UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _________________


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 28 October 1998
                                                       ----------------




                                        Air Products and Chemicals, Inc.
                                --------------------------------------------------
                                (Exact name of registrant as specified in charter)


                Delaware                                     1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

     Item 5.  Other Events.
     -------  -------------

         The Registrant's Board of Directors has authorized the repurchase of up to 25 million shares of Air Products' stock. Based on its current outlook, the Company expects to repurchase some $100 million to $200 million of its shares under this new authorization in fiscal 1999.

     NOTE: The forward-looking statements contained in this document are based on current expectations regarding important risk factors and uncertainties which include the impact and availability of cash flows from operations and financings, and the need for capital for additions to plant and equipment or acquisitions which are not currently included in the Company's expectations.

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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     ---------------------------------
                                                (Registrant)




Dated: 28 October 1998                By:   /s/ James H. Agger
                                          -----------------------------
                                           James H. Agger
                                           Senior Vice President


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